                                                                   EXHIBIT 10.20

                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                   AND WAIVER

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND WAIVER, dated as of October 31, 2003 (this "First Amendment"), is entered into by and among WEST CORPORATION, a Delaware corporation (the "Borrower"), certain Domestic Subsidiaries of the Borrower as Guarantors (the "Guarantors" and together with the Borrower, the "Credit Parties"), the Required Lenders identified on the signature pages hereto and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the "Administrative Agent").

                               W I T N E S S E T H

         WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of May 9, 2003 (as amended, modified, supplemented or restated from time to time, the "Credit Agreement"; capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless otherwise defined herein);

         WHEREAS, the Borrower has notified the Lenders that it intends to acquire Scherer Communications, Inc., a Texas corporation doing business as ConferenceCall.com ("ConferenceCall.com"), pursuant to a Stock Purchase Agreement, dated as of October 21, 2003, among the Borrower, as the buyer, ConferenceCall.com, the stockholders of ConferenceCall.com, as the sellers, and the other parties thereto (the "ConferenceCall.com Acquisition");

         WHEREAS, the Borrower has requested that the Required Lenders agree to amend the definition of "Permitted Acquisition" in Section 1.1 of the Credit Agreement;

         WHEREAS, the Borrower has requested that the Required Lenders waive certain requirements set forth in the definition of "Permitted Acquisition" in
Section 1.1 of the Credit Agreement on a one-time basis in order to permit the consummation of the ConferenceCall.com Acquisition; and

         WHEREAS, the Required Lenders have agreed to the amendment and waivers requested by the Borrower, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1

                                    AMENDMENT

         1.1 DEFINITION OF PERMITTED ACQUISITION. The definition of "Permitted Acquisition," as set forth in Section 1.1 of the Credit Agreement, is hereby amended by deleting the figure "$20,000,000," appearing in clause (f) of such definition, and inserting the figure "$50,000,000" in substitution therefor. The definition of "Permitted Acquisition," as amended hereby, shall read in its entirety as set forth below:

                  "Permitted Acquisition" shall mean an acquisition or any series of related acquisitions by a Credit Party of the assets or all of the Capital Stock of a Person or any division, line of business or other business unit of a Person (such Person or such division, line of business or other business unit of such Person referred to herein as the "Target"), in each case that is in the same line of business (or assets used in the same line of business) as the Credit Parties and their Subsidiaries or whereby a substantial portion of the acquired business relies upon automated transactions, telephone representatives or telephony technology, so long as (a) no Default or Event of Default shall then exist or would exist after giving effect thereto; (b) the Credit Parties shall demonstrate to the reasonable satisfaction of the Administrative Agent that the Credit Parties will be in compliance on a pro forma basis with all of the terms and provisions of the financial covenants set forth in Section 5.9; (c) the Administrative Agent, on behalf of the Lenders, shall have received (or shall receive in connection with the closing of such acquisition) a first priority perfected security interest in all of the Capital Stock acquired with respect to the Target and the Target, if a Person, shall have executed a Joinder Agreement in accordance with the terms of Section 5.10; (d) such acquisition is not a "hostile" public company acquisition and has been approved by the Board of Directors and/or shareholders of the applicable Credit Party and the public company Target; (e) after giving effect to such acquisition, the sum of (1) the unused availability under the Aggregate Revolving Committed Amount plus (2) the Cash and Cash Equivalents held by the Credit Parties is greater than or equal to $25,000,000; and (f) with respect to any acquisition where the total consideration shall be greater than $50,000,000, the Borrower shall have delivered to the Administrative Agent and each of the Lenders not less than twenty (20) Business Days prior to the consummation of such acquisition (i) a reasonably detailed description of the material terms of such acquisition (including, without limitation, the purchase price and method and structure of payment) and of each Target, (ii) audited financial statements of the Target for its two (2) most recent fiscal years prepared by independent certified public accountants acceptable to the Administrative Agent and unaudited fiscal year-to-date statements for the most recent interim periods, (iii) consolidated projected income statements of the Borrower and its Consolidated Subsidiaries (giving effect to such Permitted Acquisition and the consolidation with the Borrower of each relevant Target) for the three
         (3) year period following the consummation of such Permitted Acquisition, in reasonable detail, together with any appropriate statement of assumptions, and (iv) a certificate, in form and substance reasonably satisfactory to the Administrative Agent, executed by a Responsible Officer of the Borrower (A) certifying that such Permitted Acquisition complies with the requirements of this Credit Agreement and (B) demonstrating compliance with subsections (b) and (e) of this definition; provided, however, that an acquisition of a Target that is not incorporated, formed or organized in the United States (a "Foreign Target") shall only qualify as a Permitted Acquisition if each of the other requirements set forth in this definition shall have been satisfied and the total consideration for all such Foreign Targets does not exceed $50,000,000 in the aggregate during the term of this Credit Agreement.

                                    SECTION 2

WAIVER

         2.1 Waiver. The Required Lenders hereby waive, on a one-time basis for the ConferenceCall.com Acquisition, the failure of the Borrower to comply with Section 6.5 of the Credit Agreement, and more specifically, the requirements set forth in the definition of "Permitted Acquisition," which require the Borrower to provide the Lenders with (a) twenty Business Days' notice prior to the consummation of any acquisition with total consideration in excess of $20,000,000 and (b) audited financial statements of ConferenceCall.com for its two most recent fiscal years. The Required Lenders consent to the Borrower consummating the ConferenceCall.com Acquisition, on terms and conditions substantially the same as those set forth on the summary of material terms attached hereto as Schedule A. Except for the specific, one-time waiver set forth above, nothing set forth herein or contemplated hereby is intended to constitute a waiver of (i) any rights or remedies available to the Lenders or the Administrative Agent under the Credit Agreement or any other Credit Document or under applicable law (all of which rights and remedies are hereby expressly reserved by the Lenders and the Administrative Agent) or (ii) the Credit Parties' obligation to comply fully with any duty, term, condition, obligation or covenant contained in the Credit Agreement and the other Credit Documents.

SECTION 3

CLOSING CONDITIONS AND POST-CLOSING REQUIREMENTS

         3.1      Closing Conditions.

         This First Amendment shall be effective as of the date hereof upon satisfaction of the following conditions precedent, in form and substance reasonably acceptable to the Administrative Agent:

                  (a) First Amendment. The Administrative Agent shall have received a copy of this First Amendment duly executed by each of the Credit Parties and the Required Lenders.

                  (b) Officer's Certificate. The Administrative Agent shall have received from the Credit Parties an officer's certificate executed by a Responsible Officer of the Borrower (i) certifying that the ConferenceCall.com Acquisition complies with the requirements of the Credit Agreement (subject to the waiver set forth herein) and (ii) demonstrating that, after giving effect to the ConferenceCall.com Acquisition, (A) the Credit Parties will be in compliance on a pro forma basis with the financial covenants set forth in Section 5.9 of the Credit Agreement and (B) the sum of (1) the unused availability under the Aggregate Revolving Committed Amount plus (2) the Cash and Cash Equivalents held by the Credit Parties shall be greater than or equal to $25,000,000.

                  (c) Financial Statements. The Lenders shall have received consolidated projected income statements of the Borrower and its Consolidated Subsidiaries (giving effect to the ConferenceCall.com Acquisition and the consolidation with the Borrower of ConferenceCall.com) for the three (3) year period following the consummation of the acquisition, in reasonable detail, together with any appropriate statement of assumptions.

         3.2      Post-Closing Requirements.

                  (a) Pledge of Stock. As soon as possible, and in any event no later than three (3) Business Days after the closing date of the ConferenceCall.com Acquisition (or such later date as agreed to by the Administrative Agent in its sole discretion), the Administrative Agent, on behalf of the Lenders, shall have received a first priority perfected security interest in all Capital Stock acquired by the Credit Parties with respect to the ConferenceCall.com Acquisition.

                  (b) Joinder Agreement. As soon as possible, and in any event no later than three (3) Business Days after the closing date of the ConferenceCall.com Acquisition (or such later date as agreed to by the Administrative Agent in its sole discretion), the Administrative Agent shall have received a Joinder Agreement duly executed by ConferenceCall.com and the Borrower, in accordance with the terms of
         Section 5.10 of the Credit Agreement.

                  (c) Authority Documents. As soon as possible, and in any event no later than three (3) Business Days after the closing date of the ConferenceCall.com Acquisition (or such later date as agreed to by the Administrative Agent in its sole discretion), the Administrative Agent shall have received a certificate signed by the secretary of ConferenceCall.com attaching the following authority documents of ConferenceCall.com and certifying that the same are true and complete as of the closing date of the ConferenceCall.com Acquisition: (i) a copy of its articles of incorporation, (ii) a copy of the resolutions of its board of directors, approving and adopting the Joinder Agreement and the other Credit Documents, (iii) a copy of its bylaws, (iv) copies of a certificate of good standing, existence or its equivalent certified as of a recent date by the appropriate Governmental Authority of its state of incorporation and (v) an incumbency certificate.

                  (d) Legal Opinion. As soon as possible, and in any event no later than thirty (30) Business Days after the closing date of the ConferenceCall.com Acquisition (or such later date as agreed to by the Administrative Agent in its sole discretion), the Administrative Agent shall have received a legal opinion from counsel to the Credit Parties relating to ConferenceCall.com, in the same form and substance as the opinions given with respect to the original Guarantors and in form and substance reasonably satisfactory to the Administrative Agent.

                  (e) Effect of Non-Compliance. Notwithstanding the terms of
         Section 7.1(c) of the Credit Agreement to the contrary, the failure of any requirement set forth in this Section 3.2 to be satisfied within the time period allotted therefor shall constitute an immediate Event of Default under the Credit Agreement.

SECTION 4

MISCELLANEOUS

         4.1 Amended Terms. The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this First Amendment. Except as specifically amended or modified hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

         4.2 Representations and Warranties of the Borrower. Each of the Credit Parties represents and warrants to the Lenders as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this First Amendment.

                  (b) This First Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this First Amendment.

                  (d) The representations and warranties of such Person set forth in Article III of the Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date); provided that Schedule 3.12 to the Credit Agreement shall be revised to reflect certain changes occurring since the original Closing Date within three (3) Business Days after the closing date of the ConferenceCall.com Acquisition.

         4.3 Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement (as amended by this First Amendment) and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement (as amended by this First Amendment) applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

         4.4 Credit Document. This First Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

         4.5 Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this First Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC, and all previously incurred fees and expenses which remain outstanding on the date hereof.

         4.6 Entirety. This First Amendment and the other Credit Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

         4.7 Counterparts/Telecopy. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of the First Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

         4.8 Governing Law. This First Amendment and the rights and obligations of the parties under this First Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

         4.9 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 9.14 and 9.17 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

         4.10 Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is reasonably necessary to carry out the intent of this First Amendment.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed under seal and delivered as of the date and year first above written.

BORROWER:                            WEST CORPORATION,
                                     a Delaware corporation

                                     By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                     Name: Paul M. Mendlik
                                     Title: Chief Financial Officer/Treasurer

GUARANTORS:                          WEST TELEMARKETING CORPORATION,
                                     a Delaware corporation

                                     By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                     Name: Paul M. Mendlik
                                     Title: Chief Financial Officer/Treasurer

                                     WEST TELEMARKETING CORPORATION II,
                                     a Delaware corporation

                                     By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                     Name: Paul M. Mendlik
                                     Title: Chief Financial Officer/Treasurer

                                     WEST TELEMARKETING CORPORATION
                                     OUTBOUND, a Delaware corporation

                                     By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                     Name: Paul M. Mendlik
                                     Title: Chief Financial Officer/Treasurer

                                     DAKOTAH DIRECT II, L.L.C.,
                                     a Delaware limited liability company

                                     By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                     Name: Paul M. Mendlik
                                     Title: Manager

                                     WEST INTERACTIVE CORPORATION,
                                     a Delaware corporation

                                     By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                     Name: Paul M. Mendlik
                                     Title: Chief Financial Officer/Treasurer

GUARANTORS CONT.:                    WEST FACILITIES CORPORATION,
                                     a Delaware corporation

                                     By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                     Name: Paul M. Mendlik
                                     Title: Chief Financial Officer/Treasurer

                                     WEST DIRECT, INC.,
                                     a Delaware corporation

                                     By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                     Name: Paul M. Mendlik
                                     Title: Chief Financial Officer/Treasurer

                                     NORTHERN CONTACT, INC.,
                                     a Delaware limited liability company

                                     By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                     Name: Paul M. Mendlik
                                     Title: Chief Financial Officer/Treasurer

                                     TEL MARK SALES, INC.,
                                     a Delaware corporation

                                     By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                     Name: Paul M. Mendlik
                                     Title: Chief Financial Officer/Treasurer

                                     INTERCALL HOLDING CORPORATION,
                                     a Delaware corporation

                                     By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                     Name: Paul M. Mendlik
                                     Title: Chief Financial Officer/Treasurer

                                     INTERCALL, INC.,
                                     a Delaware corporation

                                     By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                     Name: Paul M. Mendlik
                                     Title: Chief Financial Officer/Treasurer

GUARANTORS CONT.:                    ITC SERVICE COMPANY,
                                     a Georgia corporation

                                     By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                     Name: Paul M. Mendlik
                                     Title: Chief Financial Officer/Treasurer

                                     ITC TELECOM VENTURES, INC.,
                                     a Delaware corporation

                                     By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                     Name: Paul M. Mendlik
                                     Title: Chief Financial Officer/Treasurer

                                     ITC WIRELESS, INC.,
                                     a Delaware corporation

                                     By: /s Paul M. Mendlik
                                        ----------------------------------------
                                     Name: Paul M. Mendlik
                                     Title: Chief Financial Officer/Treasurer

                                     INVIEW, INC.,
                                     a Delaware corporation

                                     By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                     Name: Paul M. Mendlik
                                     Title: Chief Financial Officer/Treasurer

                                     INTERCALL WEB CONFERENCING, INC.,
                                     a Delaware corporation

                                     By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                     Name: Paul M. Mendlik
                                     Title: Chief Financial Officer/Treasurer

                                     ATTENTION, LLC,
                                     a Delaware limited liability company

                                     By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                     Name: Paul M. Mendlik
                                     Title: Manager

AGENT AND LENDERS:                   WACHOVIA BANK, NATIONAL ASSOCIATION,
                                     as Administrative Agent, Issuing Lender,
                                     Swingline Lender and as a Lender

                                     By: /s/ Michael Romanzo
                                        ----------------------------------------
                                     Name: Michael Romanzo
                                     Title: Vice President

                           [signature pages continue]

                                     WELLS FARGO BANK NATIONAL ASSOCIATION

                                     By: /s/ Daniel A. Toll
                                        ----------------------------------------
                                     Name: Daniel A. Toll
                                     Title: Vice President

                           [signature pages continue]

                                     BANK OF AMERICA, N.A.

                                     By: /s/ Steven K. Kessler
                                        ----------------------------------------
                                     Name: Steven K. Kessler
                                     Title: Senior Vice President

                           [signature pages continue]

                                     BNP PARIBAS

                                     By: /s/ Peter C. Labrie
                                        ----------------------------------------
                                     Name: Peter C. Labrie
                                     Title: Central Region Manager

                                     By: /s/ Barbara V. Rivera
                                        ----------------------------------------
                                     Name: Barbara V. Rivera
                                     Title: Vice President

                           [signature pages continue]

                                     U.S. BANK, N.A.

                                     By: /s/ Karen Nelson
                                        ----------------------------------------
                                     Name: Karen Nelson
                                     Title: Vice President

                           [signature pages continue]

                                     LASALLE BANK NATIONAL ASSOCIATION

                                     By: /s/ Lezlee Schutty
                                        ----------------------------------------
                                     Name: Lezlee Schutty
                                     Title: Commercial Banking Officer

                           [signature pages continue]

                                     THE BANK OF NOVA SCOTIA

                                     By: /s/ M. Kus
                                        ----------------------------------------
                                     Name: M. Kus
                                     Title: Director

                           [signature pages continue]

                                     FIRST NATIONAL BANK OF OMAHA

                                     By: /s/ Mark A. Baratta
                                        ----------------------------------------
                                     Name: Mark A. Baratta
                                     Title: Vice President

                           [signature pages continue]

                                     KEY BANK NATIONAL ASSOCIATION

                                     By: /s/ Vijaya Kulkarni
                                        ----------------------------------------
                                     Name: Vijaya Kulkarni
                                     Title: AVP

                           [signature pages continue]

                                     UNION BANK OF CALIFORNIA, N.A.

                                     By: /s/ Mehmet Mumcuoglu
                                        ----------------------------------------
                                     Name: Mehmet Mumcuoglu
                                     Title: Vice President

                           [signature pages continue]

                                     COMERICA BANK

                                     By: /s/ Timothy O'Rourke
                                        ----------------------------------------
                                     Name: Timothy O'Rourke
                                     Title: Vice President

                           [signature pages continue]

                                     THE NORTHERN TRUST COMPANY

                                     By: /s/ Mark E. Taylor
                                        ----------------------------------------
                                     Name: Mark E. Taylor
                                     Title: Vice President

                           [signature pages continue]

                                     COMMERCIAL FEDERAL BANK

                                     By: /s/ William Honke
                                        ----------------------------------------
                                     Name: William Honke
                                     Title: Vice President

                           [signature pages continue]

                                     RZB FINANCE LLC, CONNECTICUT OFFICE


                                     By: /s/ Astrid Wilke
                                        ----------------------------------------
                                     Name: Astrid Wilke
                                     Title: Vice President

                                     By: /s/ Christoph Hoedl
                                        ----------------------------------------
                                     Name: Christoph Hoedl
                                     Title: Vice President

                           [signature pages continue]

                                     E. SUN COMMERCIAL BANK, LTD.,
                                     LOS ANGELES BRANCH

                                     By: /s/ Benjamin Lin
                                        ----------------------------------------
                                     Name: Benjamin Lin
                                     Title: EVP & General Manager

                           [signature pages continue]

                                   SCHEDULE A

                    SUMMARY OF MATERIAL TERMS OF ACQUISITION

                                 [see attached]

                                       25